UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2021

TherapeuticsMD, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Yamato Road, Suite 220 Boca Raton, FL 33431
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:  (561) 961-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD Disclosure.

On December 8, 2021, TherapeuticsMD, Inc., a Nevada corporation (the “Company”), issued a press release announcing the settlement described in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01Other Events.

On December 7, 2021, the Company entered into a settlement agreement (the “Settlement Agreement”) with Amneal Pharmaceuticals, Inc., Amneal Pharmaceuticals, LLC and Amneal Pharmaceuticals of New York LLC (collectively “Amneal”) to resolve the previously disclosed U.S. patent litigation for BIJUVA®.

Under the terms of the Settlement Agreement, the parties agreed to file a consent judgment with the U.S. District Court for the District of New Jersey that enjoins Amneal from marketing a generic version of BIJUVA (1 mg estradiol and 100 mg progesterone) before the expiration of the patents-in-suit, except as provided in the Settlement Agreement, and the Company granted Amneal a non-exclusive, non-transferable, royalty-free license to commercialize Amneal’s generic formulation of BIJUVA in the U.S. commencing on May 25, 2032 (180 days before the current expiration date of November 21, 2032 for the last to expire of the Company’s BIJUVA patents listed in the Food and Drug Administration’s Approved Drug Products with Therapeutic Equivalence Evaluation, or Orange Book), or earlier under certain circumstances customary for settlement agreements of this nature.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit Index
Exhibit No.	Description

99.1	Press Release dated December 8, 2021.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2021	THERAPEUTICSMD, INC.

/s/ James C. D’Arecca
James C. D’Arecca
Chief Financial Officer